UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934

                         Date of Report: August 16, 1996


                         NUKO INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
                 (State or other jurisdiction of incorporation)


       2-31438                                           16-0962874
(Commission File No.)                       (I.R.S. Employer Identification No.)


                                 2235 Qume Drive
                               San Jose, CA 95131
                    (Address of principal executive offices)
                                 (408) 526-0288
              (Registrant's telephone number, including area code)






The undersigned Registrant hereby amends Item 4. Change In Registrant's Certifying Accountant on its current report on Form 8-K dated August 2, 1996 as originally filed, with respect to the dismissal of Grant Thornton as its principal independent accountant.

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) DISMISSAL OF INDEPENDENT ACCOUNTANT. On July 22, 1996, the Registrant's Board of Directors, upon recommendation of its Audit Committee, dismissed Grant Thornton LLP ("Grant Thornton") as the Registrant's principal independent accountant engaged to audit the Registrant's financial statements.

         The independent auditor's report of Grant Thornton on the consolidated financial statements of the Registrant for the eight months ended December 31, 1995, and for the years ended April 30, 1994 and 1995, included in the Form 10-K for December 31, 1995, contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principal.

         In connection with the Registrant's audit for the eight months ended December 31, 1995, and for the fiscal years ended April 30, 1994 and 1995, and in the subsequent interim period prior to Grant Thornton's dismissal on July 22, 1996, (i) there were no disagreements with Grant Thornton on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with their report; and (ii) the matters stated in item 304 (a) (iv) (B) of Regulation S-B where applicable.

         The Registrant has requested Grant Thornton to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statement made by the Registrant above, and if not, to state the respects in which it does not agree. The Registrant shall provide Grant Thornton with a copy of this Form 8-K no later than on the day this Form 8-K is filed with the Securities and Exchange Commission. As Grant Thornton is unavailable to supply the letter described above at the time of filing this 8-K, the Registrant will request Grant Thornton to provide the letter as promptly as possible so that the Registrant can file the letter with the SEC within ten (10) business days after the filing of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             NUKO INFORMATION SYSTEMS, INC.

Date:    August 1, 1996      By:      John H. Gorman
                                      Name:    John H. Gorman
                                      Title:   Vice President Finance and Chief
                                               Financial Officer
                                      (Chief Accounting and Financial Officer)

Subsequent to the date that the Registrant originally reported the dismissal of Grant Thornton on a Form 8-K, Grant Thornton notified the Registrant that it believed that Registrant did not have a comprehensive system of internal control in place and that the Registrant was notified of this on April 10, 1996. Grant Thornton has notified the Registrant that it believes that this consituted a reportable condition and Registrant agreed to amend this report. Subsequent to April 10, 1996, the Registrant hired a Chief Financial Officer and expanded its staff to strengthen its internal controls and a letter from Grant Thornton is included as an Exhibit to this report.

(b) EXHIBITS: The following additional exhibits to this report are furnished with this amendment:

                  1.       Registrant's response to Certifying Accountant's
                           Advice

                  2.       Certifying Accountant's response to Registrant's

                                    EXHIBIT 1

             REGISTRANT'S RESPONSE TO CERTIFYING ACCOUNTANT'S ADVICE


Subsequent to notification by the Registrant Certifying Accountant, Registrant has hired a Chief Financial Officer and expanded its staff resulting in strengthened Registrant's internal controls. The Registrant believes the situation which resulted in notification that a comprehensive system of internal controls was not in place, has been eliminated.

                                    EXHIBIT 2

            CERTIFYING ACCOUNTANT'S RESPONSE TO REGISTRANT'S RESPONSE


August 16, 1996


Securities and Exchange Commission
Washington, DC  20549

RE:      NUKO Information Systems, Inc.
         File No. 2-31438

Dear Sir or Madam:

We have read Item 4 of the Form 8-K/A of NUKO Information Systems, Inc. dated August 16, 1996 and agree with the statements contained therein.

Very truly yours,



/s/ Grant Thornton LLP